                                ING MUTUAL FUNDS
                        ING Precious Metals Fund ("Fund")

                        Supplement Dated August 18, 2006
             to the Class A, Class B, Class C and Class M Prospectus
                             dated February 28, 2006

           IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT
                                   STRATEGIES

     On May 25, 2006, the Board of Trustees of ING Mutual Funds approved changes to the Fund's principal investment strategies and recommended that a special meeting of shareholders be held to approve a change in the Fund's investment objective and certain of the Fund's fundamental investment restrictions. The shareholder meeting is expected to take place during the third quarter of 2006. Proxy materials discussing the change in investment objective and certain changes in fundamental investment restrictions are expected to be mailed to shareholders in the third quarter of 2006. Shareholders will be notified if the proposals are not approved.

     In connection with the changes to the Fund's principal investment strategies, the new name of the Fund will be "ING Global Natural Resources Fund." Subject to shareholder approval, on or about October 9, 2006, the Class A, Class B, Class C and Class M Prospectus will be supplemented to reflect the following:

     1. All references to "ING Precious Metals Fund" are hereby deleted and replaced with "ING Global Natural Resources Fund."

     2. The information pertaining to ING Precious Metals Fund in the table in the section entitled "Funds at a Glance" on page 2 of the Class A, Class B, Class C and Class M Prospectus is revised with the following:

FUND                                          INVESTMENT OBJECTIVE
----                                          --------------------
ING Global Natural Resources Fund             Long-term capital appreciation.
Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

     3. The information pertaining to ING Precious Metals Fund in the table in the section entitled "Funds at a Glance" on page 3 of the Class A, Class B, Class C and Class M Prospectus is revised with the following:

MAIN INVESTMENTS                        MAIN RISKS
----------------                        ----------
Equity securities of companies in the   Price volatility due to
natural resources industries,           non-diversification and concentration in
including commodities.                  equity securities of companies in the
                                        natural resources industries and
                                        commodities. May be sensitive to
                                        currency exchange rates, international,
                                        political and economic conditions and
                                        other risk that also affect foreign
                                        securities.

     4. The sub-sections entitled "Investment Objective," "Principal Investment Strategies," and "Risks" under the section entitled "ING Precious Metals Fund" on page 30 of the Class A, Class B, Class C and Class M Prospectus are deleted in their entirety and replaced with the following:

                                                                         ADVISER
                                                            ING INVESTMENTS, LLC
                                                                     SUB-ADVISER
ING GLOBAL NATURAL RESOURCES FUND                  ING INVESTMENT MANAGEMENT CO.

INVESTMENT OBJECTIVE

The Fund's investment objective is to attain long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its assets in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resource assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries:

     -    Integrated Oil and Gas

     -    Oil and Gas Exploration and Production

     -    Oil and Gas Storage and Transportation

     -    Oil and Gas Refining and Marketing

     -    Coal and Consumable Fuels

     -    Energy Equipment & Services

     -    Metals & Mining

     -    Paper & Forest Products

     -    Containers & Packaging

     -    Gas Utilities

     -    Real Estate Investment Trusts

     -    Industrial Conglomerates

     -    Diversified Consumer Services

     -    Construction Materials

     -    Electric Utilities

     -    Independent Power Producers and Energy Traders

The Fund is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities.

The Fund also may invest in:

     - securities issued by companies that are not in natural resources industries;

     -    investment-grade corporate debt;

     -    U.S. government or foreign obligations;

     -    money market instruments;

     -    repurchase agreements; and

     -    derivatives.

The Fund is permitted to invest directly in commodities including gold bullion and coins. The Fund may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Fund invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

     -    common stock;

     -    direct equity interests in trusts (including Canadian Royalty Trusts);

     -    preferred stock;

     -    joint ventures;

     -    rights;

     -    "partly paid" securities;

     -    warrants;

     -    partnerships, including master limited partnerships ("MLPs");

     -    "when-issued" securities;

     -    restricted securities;

     -    American Depositary Receipts; and

     -    Global Depositary Receipts

The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies. The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act").

The Fund is permitted to invest in derivative securities and structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may also engage in short sales (up to 25% of net assets).

The Fund is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY--the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS--from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities in industries to which the Fund is not exposed, or may not favor equities at all.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

FOREIGN INVESTING--foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. ADRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

SHORT SALES -- The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. When the Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Sub Adviser believes that the price of a security may decline, causing the value of a security owned by the Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns.

NATURAL RESOURCES - securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

BORROWING - The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the Fund's return. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

DEBT SECURITIES - the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

COMMODITIES RISK - The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices, especially those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

OVER-THE-COUNTER ("OTC") INVESTMENT - Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

U.S. GOVERNMENT SECURITIES - some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

NON-DIVERSIFICATION - the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

INDUSTRY CONCENTRATION - as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

SECURITIES LENDING--there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

4. A footnote reference (4) and the following corresponding footnote are added to the bar chart entitled "Year-by-Year Total Returns" under the section entitled "ING Precious Metals Fund - How the Fund Has Performed" on page 31 of the Class A, Class B, Class C and Class M Prospectus:

          (4) Effective on or about October 9, 2006, the Fund changed its name from ING Precious Metals Fund to ING Global Natural Resources Fund, changed its principal investment objective and changed its principal investment strategies.

5. The sub-section entitled "Average Annual Total Returns" under the section entitled "ING Precious Metals Fund - How the Fund Has Performed" on page 31 of the Class A, Class B, Class C and Class M Prospectus is hereby deleted in its entirety and replaced with the following:

                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Goldman Sachs Natural Resources Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------
Class A Return Before Taxes(1)                        %     24.49     27.75      5.19
Class A Return After Taxes on Distributions(1)        %     24.51     27.44      4.37
Class A Return After Taxes on Distributions and
   Sale of Fund Shares(1)                             %     16.00     24.71      3.95
S&P 500(R) Index (reflects no deduction for fees,
   expenses, or taxes)(2)                             %      4.91      0.54      9.07
Goldman Sachs Natural Resources Index (reflects
   no deduction for fees, expenses, or taxes) (3)     %     36.53     10.74       N/A(4)

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The Goldman Sachs Natural Resources Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(4)  The Goldman Sachs Natural Resources Index commenced August, 1996.

6. The first sentence of the second paragraph under the sub-section entitled "Sub-Advisers" under the section entitled "Management of the Funds - Adviser and Sub-Advisers" on page 51 of the Class A, Class B, Class C and Class M Prospectus is hereby deleted in its entirety and replaced with the following:

          ING Investments acts as a "manager-of-managers" for ING Global Equity Dividend Fund, ING Global Value Choice Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Fund, ING International Value Choice Fund, ING Global Natural Resources Fund and ING Emerging Markets Fixed Income Fund (collectively, "Manager-of-Managers Funds").

7. The sub-section entitled "ING Precious Metals Fund - ING Investment Management Co." under the section entitled "Management of the Funds - Adviser and Sub-Advisers" on page 56 of the Class A, Class B, Class C and Class M Prospectus is hereby deleted in its entirety and replaced with the following:

          ING GLOBAL NATURAL RESOURCES FUND

          The following individuals jointly share responsible for the day-to-day management of ING Global Natural Resources Fund:

          James A. Vail, CFA, has served as a Senior Vice President and Portfolio Manager since 2001. Mr. Vail holds the Chartered Financial Analyst designation, is a member of the New York Society of Security Analysts and has over 30 years of investment experience. Prior to joining ING IM in 2000, Mr. Vail was Vice President at Lexington, which he joined in 1991 and served as portfolio manager for the Fund since June 1998.

          Anthony Socci, Vice President and Portfolio Manager, has managed the Fund since October of 2006. Mr. Socci joined ING IM in 2004, as a Senior Sector Analyst covering the energy and gas sector. In this role, Mr. Socci is responsible for generating independent research and stock ranking for ING IM's large-cap equity strategies and for use by equity managers across ING IM. Prior to joining ING IM in 2004, Mr. Socci had 25 years of investment experience including 17 years in equity research, all with Dreyfus Corporation.

THIS PROSPECTUS SUPPLEMENT SUPERCEDES AND REPLACES THE PROSPECTUS SUPPLEMENT FILED ON BEHALF OF THE ABOVE LISTED FUND DATED AUGUST 7, 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                ING MUTUAL FUNDS
                        ING Precious Metals Fund ("Fund")

                        Supplement Dated August 18, 2006
 to the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares
                   Statement of Additional Information ("SAI")
                             dated February 28, 2006

     IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

     On May 25, 2006, the Board of Trustees of ING Mutual Funds approved changes to the Fund's principal investment strategies and recommended that a special meeting of shareholders be held to approve a change in the Fund's investment objective and certain of the Fund's fundamental investment restrictions. The shareholder meeting is expected to take place during the third quarter of 2006. Proxy materials discussing the change in investment objective and certain changes in fundamental investment restrictions are expected to be mailed to shareholders in the third quarter of 2006. Shareholders will be notified if the proposal is not approved.

     In connection with the changes to the Fund's principal investment strategies, the new name of the Fund will be "ING Global Natural Resources Fund." Subject to shareholder approval, on or about October 9, 2006, the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI will be supplemented to reflect the following:

     1. All references to "ING Precious Metals Fund" are hereby deleted and replaced with "ING Global Natural Resources Fund."

     2. The first sentence of the second paragraph under the subsection entitled "Fundamental Investment Restrictions - Precious Metals Fund" under the section entitled "Investment Restrictions" on page 81 of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI is hereby deleted in its entirety and replaced with the following:

               The investment objective of the Fund is not fundamental and may be changed without a shareholder vote.

     3. The fundamental investment restriction number 3 under the subsection entitled "Fundamental Investment Restrictions - Precious Metals Fund" under the section entitled "Investment Restrictions" on page 81 of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI is hereby deleted in its entirety and replaced with the following:

               3. concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry or group of related industries. This limit will not apply to securities of companies in natural resources industries or securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Natural resources industries include those industries set out in the prospectus as well as those industries that comprise the Goldman Sachs Natural Resources Index.

     4. Fundamental investment restriction number 4 under the subsection entitled "Fundamental Investment Restrictions - Precious Metals Fund" under the section entitled "Investment

          Restrictions" on page 81 of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI is hereby deleted in its entirety and replaced with the following:

               4. purchase or sell commodities or contracts related to commodities except to the extent permitted by: (i) the 1940 Act, as amended, or interpretations and modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     5. Fundamental investment restriction number 7 under the subsection entitled "Fundamental Investment Restrictions - Precious Metals Fund" under the section entitled "Investment Restrictions" on page 82 of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI is hereby deleted in its entirety and replaced with the following:

               7. borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

     6. Non-Fundamental investment restrictions numbers 1 and 2, found on page 82, under the subsection entitled "Fundamental Investment Restrictions
          - Precious Metals Fund" of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI are hereby deleted in their entirety.

     8. The first sentence of the second to last full paragraph under the subsection entitled "Fundamental Investment Restrictions - Precious Metals Fund" on page 82 of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI is hereby deleted and replaced with the following:

               The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in the natural resources industries.

     9. The subsections entitled "Other Accounts Managed," "Potential Material Conflicts of Interest," "Compensation," and "Ownership of Securities" under the section entitled "Portfolio Managers - ING Precious Metals Fund" on pages 149 - 152 of the Class A, Class B, Class C, Class I, Class M, Class O and Class Q shares SAI are hereby deleted in their entirety and replaced with the following:

Other Accounts Managed

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of May 31, 2006:


                       REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                             COMPANIES                 VEHICLES                OTHER ACCOUNTS
                     -----------------------   -----------------------   ------------------------
                      NUMBER                    NUMBER                     NUMBER
                        OF                        OF                         OF
PORTFOLIO MANAGER    ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS*   TOTAL ASSETS
------------------   --------   ------------   --------   ------------   ---------   ------------
James A. Vail, CFA      4       $629,625,770       0           N/A           0            N/A
Anthony Socci           0                N/A       0           N/A           0            N/A

*    There are no accounts for which an advisory fee is based on performance

Potential Material Conflicts of Interest

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for each portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by each portfolio manager's accounts.

     A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of a portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by a portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

     Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

     Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

ING IM has defined the relevant index as the S&P 500(R) Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

     The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of May 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

 PORTFOLIO MANAGER   DOLLAR RANGE OF FUND SHARES OWNED
------------------   ---------------------------------
James A. Vail, CFA                  None
Anthony Socci                       None

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